SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
CITIZENS COMMUNITY BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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CITIZENS COMMUNITY BANCORP, INC.
2174 EASTRIDGE CENTER
EAU CLAIRE, WISCONSIN 54701
Notice of Annual Meeting of Shareholders
to be held on February 25, 2010
          The Annual Meeting of Shareholders of Citizens Community Bancorp, Inc., a Maryland corporation (the “Corporation” or “Citizens”), will be held at the Corporation’s Chippewa Falls branch office located at 427 West Prairie View Road, Chippewa Falls, Wisconsin 54729, on Thursday, February 25, 2010, at 4:00 p.m. local time, for the following purposes:
          1. To elect one director to serve for a three-year term.
          2. To take action with respect to any other matters that may be properly brought before the meeting and that might be considered by the shareholders of a Maryland corporation at their Annual Meeting.

By order of the Board of Directors

Timothy J. Cruciani,
President
Eau Claire, Wisconsin
January 19, 2010
          Shareholders of record at the close of business on January 8, 2010 are entitled to vote at the meeting. Your vote is important to ensure that a majority of our stock is represented. Please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope whether or not you plan to attend the meeting in person. If you send in your proxy card or vote by telephone, you may still decide to attend the annual meeting and vote your shares in person. Your proxy is revocable in accordance with the procedures set forth in this proxy statement. Shareholders holding shares in brokerage accounts (“street name” holders) who wish to vote at the meeting will need to obtain a proxy form and voting instructions from the institution that holds their shares.

CITIZENS COMMUNITY BANCORP, INC.
2174 EASTRIDGE CENTER
EAU CLAIRE, WISCONSIN 54701
Proxy Statement for the 2010 Annual Meeting of Shareholders
to be Held on February 25, 2010
Important Notice Regarding the Availability of Proxy Materials for the
2010 Annual Meeting of Shareholders to be Held on February 25, 2010:
This Proxy Statement and the Accompanying Annual Report
are Available on the Internet at: www.cfpproxy.com/6089
          This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Citizens Community Bancorp, Inc. of proxies, in the accompanying form, to be used at the Annual Meeting of Shareholders of Citizens to be held on February 25, 2010 and any adjournments thereof. Only shareholders of record at the close of business on January 8, 2010 will be entitled to notice of and to vote at the meeting.
          Our principal executive offices are located at 2174 EastRidge Center, Eau Claire, Wisconsin 54701. It is expected that this Proxy Statement and the form of Proxy will be mailed to shareholders on or about January 19, 2010.
GENERAL INFORMATION
Proxies and Voting Procedures
          The shares represented by each valid proxy received in time will be voted at the meeting and, if a choice is specified in the proxy, it will be voted in accordance with that specification. If no instructions are specified in a signed proxy returned to Citizens, the shares represented thereby will be voted in FAVOR of the election of the director listed in the enclosed proxy card. If any other matters are properly presented at the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting thereunder will have the authority to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is adjourned or postponed, a proxy will remain valid and may be voted at the adjourned or postponed meeting. As of the date of printing of this Proxy Statement, we do not know of any other matters that are to be presented at the Annual Meeting other than the election of the director.
          Shareholders may revoke proxies at any time to the extent they have not been exercised by giving us written notice or by a later executed proxy delivered by mail. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder attending the Annual Meeting may request a ballot and vote in person, thereby revoking a prior granted proxy. The cost of solicitation of proxies will be borne by Citizens. Solicitation will be made primarily by use of the mails; however, some solicitation may be made by our employees, without additional compensation, by telephone, by facsimile or in person.

Shareholders Entitled to Vote
          Only shareholders of record at the close of business on January 8, 2010 will be entitled to notice of and to vote at the Annual Meeting. On the record date, we had outstanding 5,113,278 shares of our common stock, $0.01 par value per share (the “Common Stock”), entitled to one vote per share.
Quorum; Required Vote
          A majority of the votes entitled to be cast at the Annual Meeting, represented either in person or by proxy, shall constitute a quorum with respect to the meeting. Approval of the election of the nominee director requires a plurality of the shares represented at the meeting. Abstentions and broker nonvotes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement but will not count toward the determination of whether the director is elected. The Inspector of Election appointed by our Board of Directors will count the votes and ballots.
          Certain shares of our issued and outstanding Common Stock are held by participants in our 401(k) Profit Sharing Plan (the “401(k) Plan”). If you hold shares of our Common Stock in the 401(k) Plan, the trustee for the 401(k) Plan will vote the shares you hold through the plan as you direct. We will provide plan participants who hold Common Stock through the plan with forms on which participants may communicate their voting instructions. If voting directions are not received for shares held in the 401(k) Plan, the 401(k) Plan trustee will vote the participant’s shares in the same proportion as shares for which the trustee has received voting instructions.
PROPOSAL: ELECTION OF DIRECTORS
          It is intended that shares represented by proxies in the enclosed form will be voted for the election of the nominee in the following table to serve as a director. Our Board of Directors is divided into three classes, with the term of office of each class ending in successive years. One director is to be elected at the Annual Meeting to serve for a term of three years expiring at our annual meeting of shareholders in 2013 and four directors will continue to serve for the terms designated in the following schedule. As indicated below, the individual nominated by our Board of Directors is not an incumbent director. We anticipate that the nominee listed in this Proxy Statement will be a candidate when the election is held. However, if for any reason the nominee is not a candidate at that time, proxies will be voted for any substitute nominee designated by Citizens (except where a proxy withholds authority with respect to the election of directors). James G. Cooley is currently a director but will not stand for election at the Annual Meeting.

Board of Directors Recommendation
          The Board of Directors recommends that shareholders vote in FAVOR of the election of Edward Schaefer as a director of Citizens.

		Director
Name, Principal Occupation for Past Five Years and Directorships	Age	Since (1)
Nominee for election at the Annual Meeting (Class of 2013):

EDWARD H. SCHAEFER	47	N/A

Mr. Schaefer has been a director of Citizens Community Federal (the “Bank”) since October 1, 2009 and has served as our Chief Executive Officer since January 4, 2010. Mr. Schaefer served as a consultant to the Corporation from October 1, 2009 until January 4, 2010. Mr. Schaefer was with Silver Spring Foods/Huntsinger Farms, a farming and food manufacturing company specializing in the production of horseradish, mustard and sauces, from May 2000 until October 2009, the last seven years serving as its President/Chief Executive Officer. For the twelve years prior to Silver Spring Foods/Huntsinger Farms, Mr. Schaefer held positions of Vice-President and President of various Norwest Bank entities, most recently as President of Norwest Bank/Wells Fargo, in Eau Claire, Wisconsin.

Incumbent Directors (Class of 2011)

RICHARD MCHUGH	67	1985

Mr. McHugh has served as the Chairman of our Board since 1988 and has been the majority owner and President of Choice Products USA, LLC for the past 27 years. Choice Products is engaged in the national distribution of products for the fundraising industry. The Chairman of the Board is not considered one of our officers or employees.

THOMAS C. KEMPEN	66	1982

Mr. Kempen has served as the Vice-Chairman of our Board since 1988 and has been a private investor since 2008. The Vice-Chairman of the Board is not considered one of our officers or employees. From 1973 until 2008 Mr. Kempen was the owner of T.C. Kempen Landscaping Supplies & Consulting.

Incumbent Directors (Class of 2012):

BRIAN R. SCHILLING	55	1987

Mr. Schilling has served as the principal of Bauman Associates, Ltd., a certified public accounting firm, since 1990. Mr. Schilling previously served as the Managing Partner of Bauman Associates.

DAVID B. WESTRATE	66	1991

Mr. Westrate has been a private investor since 1996. Prior to retirement, Mr. Westrate was the owner of a direct mail business.

(1)	Includes service as a director of the Bank and its predecessors.

DIRECTORS’ MEETINGS AND COMMITTEES
          Our Board of Directors held 16 meetings in fiscal 2009, and all of our incumbent directors attended at least 75% of the meetings of our Board of Directors and the committees thereof on which they served.
          Executive sessions or meetings of outside (non-management) directors without management present are held regularly for a general discussion of relevant subjects. In fiscal 2009, the outside directors met in executive session two times.
          The committees of our Board of Directors consist of the Audit Committee, the Compensation Committee and the Nominating Committee. The chart below identifies the members of each of these committees as of the date of this Proxy Statement, along with the number of meetings held by each committee during fiscal 2009:

	Audit		Compensation		Nominating
Number of Meetings	10		11		1
Name of Director:
David B. Westrate	X	*	X	*	X
Richard McHugh	X		X		X
Brian R. Schilling	X		X		X
Thomas C. Kempen			X		X	*

X = committee member; * = committee chairman
Audit Committee
          The Audit Committee is responsible for assisting our Board of Directors with oversight of: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) our independent auditor’s qualifications and independence; and (4) the performance of our internal accounting function and independent auditors. Our Audit Committee has the direct authority and responsibility to appoint, compensate, oversee and retain the independent auditors, and is an “audit committee” for purposes of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. We have placed a current copy of the Charter of the Audit Committee on our web site located at www.citizenscommunityfederal.net.
Compensation Committee
          The Compensation Committee, in addition to such other duties as may be specified by our Board of Directors, (1) determines the compensation levels of our Chief Executive Officer and other executive officers, including salary rates, participation in incentive compensation and benefit plans, fringe benefits, non-cash perquisites and other forms of compensation; (2) reviews and makes recommendations to our Board of Directors with respect to incentive compensation plans and equity-based plans; and (3) reviews and makes recommendations to our Board of Directors with respect to the compensation of our outside directors. The Compensation Committee also administers our restricted stock, stock option and other stock incentive plans. We have not adopted a formal charter for the Compensation Committee. Our Board is currently in the process of developing a charter for the Compensation Committee and upon adoption, we expect to place a copy of the charter on our web site located at www.citizenscommunityfederal.net.

          Our Compensation Process
          Compensation for our executive officers and other senior managers is reviewed and evaluated by the Compensation Committee of our Board of Directors. The Compensation Committee then makes recommendations to the Board for its final approval. Our Compensation Committee views compensation as an ongoing process. The Compensation Committee receives and reviews materials in advance of each meeting, including materials that management believes will be helpful to the Committee, as well as materials specifically requested by members of the Committee.
          Our management plays a significant role in assisting the Compensation Committee in its oversight of compensation. Management’s role includes assisting the Compensation Committee with evaluating employee performance, establishing individual performance targets and objectives, recommending salary levels and equity incentive grants, and providing financial data on company performance, calculations and reports on achievement of performance objectives, and other information requested by the Committee. Our executive officers work with the Compensation Committee in making recommendations regarding our overall compensation policies and plans as well as specific compensation levels for our executive officers and other key employees, other than with respect to their own compensation. Members of management who were present during Compensation Committee meetings in fiscal 2009 and the first part of fiscal 2010 included James G. Cooley, our former Chief Executive Officer (solely with respect to meetings held during fiscal 2009), Timothy J. Cruciani, our President, and Edward H. Schaefer, our current Chief Executive Officer. The Compensation Committee makes all decisions regarding the compensation of our Chief Executive Officer without our Chief Executive Officer or any other member of our management present.
          During fiscal 2009 and 2010 to date, the Compensation Committee did not engage any consultants to assist it in reviewing our compensation practices and levels.
Nominating Committee
          The Nominating Committee is responsible for assisting our Board of Directors by: (1) identifying individuals qualified to become members of our Board of Directors and its committees; (2) recommending to our Board of Directors nominees for election to the Board at the annual meeting of shareholders; (3) developing and recommending to our Board of Directors a set of corporate governance principles applicable to Citizens; and (4) assisting our Board of Directors in assessing director performance and the effectiveness of the Board of Directors. We have placed a current copy of the Charter of the Nominating Committee on our web site located at www.citizenscommunityfederal.net.
CORPORATE GOVERNANCE MATTERS
Director Independence
          Our Board of Directors has reviewed the independence of our continuing directors and the nominees for election to the Board at the 2010 Annual Meeting of Shareholders under the applicable standards of the NASDAQ Stock Market. Based on this review, our Board of Directors determined that each of the following directors is independent under those standards:

(1)	Richard McHugh	(3)	Brian R. Schilling
(2)	David B. Westrate	(4)	Thomas C. Kempen
          Based on such standards, Edward Schaefer, the nominee for election as a director at the Annual Meeting, is not independent because Mr. Schaefer has been retained as a consultant since October 1, 2009 and has received consulting fees in connection with the performance of his consulting services. Additionally, effective as of January 4, 2010 Mr. Schaefer was appointed our Chief Executive Officer.
Director Nominations
          We have a standing Nominating Committee. Based on the review described under “Corporate Governance Matters—Director Independence,” our Board of Directors has determined that each member of the Nominating Committee is independent under the applicable standards of the NASDAQ Stock Market.
          The Nominating Committee will consider director nominees recommended by shareholders. A shareholder who wishes to recommend a person or persons for consideration as a nominee for election to the Board of Directors must send a written notice by mail, c/o Secretary, Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701, that sets forth: (1) the name, address (business and residence), date of birth and principal occupation or employment (present and for the past five years) of each person whom the shareholder proposes to be considered as a nominee; (2) the number of shares of our Common Stock beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934) by each such proposed nominee; (3) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to section 14(a) of the Securities Exchange Act of 1934 or as is required by the Corporation’s Bylaws; and (4) the name and address (business and residential) of the shareholder making the recommendation and the number of shares of our Common Stock beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934) by the shareholder making the recommendation.
          We may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director. Shareholder recommendations will be considered only if received in accordance with the advance notice provisions contained in the Corporation’s Bylaws.
          The Nominating Committee will consider any nominee recommended by a shareholder in accordance with the preceding paragraph under the same criteria as any other potential nominee. The Nominating Committee believes that a nominee recommended for a position on our Board of Directors must have an appropriate mix of director characteristics, experience, diverse perspectives and skills. Qualifications of a prospective nominee that may be considered by the Nominating Committee include:
•	personal integrity and high ethical character;

•	professional excellence;

•	accountability and responsiveness;

•	absence of conflicts of interest;

•	fresh intellectual perspectives and ideas; and

•	relevant expertise and experience and the ability to offer advice and guidance to management based on that expertise and experience.
          Edward Schaefer was recommended for nomination as a director by a non-management director.

Communications between Shareholders and the Board of Directors
          Our shareholders may communicate with the Board or any individual director by directing such communication to our Secretary at the address of our corporate headquarters, 2174 EastRidge Center, Eau Claire, Wisconsin 54701. Each such communication should indicate that the sender is a shareholder of the Corporation and that the sender is directing the communication to one or more individual directors or to the Board as a whole.
          All communications will be compiled by our Secretary and submitted to the Board of Directors or the individual directors on a monthly basis unless such communications are considered, in the reasonable judgment of our Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to Citizens or our business or communications that relate to improper or irrelevant topics. Our Secretary may also attempt to handle a communication directly where appropriate, such as where the communication is a request for information about Citizens or where it is a stock-related matter.
Attendance of Directors at Annual Meetings of Shareholders
          We do not have a formal policy regarding the attendance of our directors and nominees for election as directors at our annual meeting of shareholders. However, we expect that all of our directors and nominees for election as directors at our annual meeting of shareholders will attend the annual meeting, absent a valid reason, such as a schedule conflict. All of our incumbent directors attended the annual meeting of shareholders held on February 26, 2009.
Code of Business Conduct and Ethics
          We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of the Code of Business Conduct and Ethics is available free of charge by contacting John D. Zettler, our investor relations officer, at (715) 836-9994 and has been filed with the Securities and Exchange Commission (the “Commission”) as Exhibit 14 to our Annual Report on Form 10-K for the fiscal year ended September 30, 2009, which was filed with the Commission on December 29, 2009.
AUDIT COMMITTEE MATTERS
Report of the Audit Committee
          The Audit Committee is comprised of three members of our Board of Directors. Based upon the review described above under “Corporate Governance Matters—Director Independence,” our Board of Directors has determined that each member of the Audit Committee is independent as defined in the applicable standards of the NASDAQ Stock Market and the Commission.
          The Audit Committee has:
•	reviewed and discussed our audited financial statements for the fiscal year ended September 30, 2009 with our management and with our independent auditors;

•	discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU

Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•	received and discussed with our independent auditors the written disclosures and the letter from our independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence.
          Based on such review and discussions with management and with the independent auditors, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2009, for filing with the Commission.
AUDIT COMMITTEE:
David B. Westrate — Chairman
Richard McHugh
Brian R. Schilling
Fees of Independent Registered Public Accounting Firm
          The following table summarizes the fees we were billed for audit and non-audit services rendered by our independent auditors, Wipfli LLP, during fiscal 2009 and 2008:

	Fiscal Year Ended	Fiscal Year Ended
Service Type	September 30, 2009	September 30, 2008
Audit Fees (1)	$122,921	$109,044

Audit-Related Fees (2)	6,433	4,310

Tax Fees (3)	2,606	25,249

All Other Fees (4)	93,159	19,584

Total Fees Billed	$225,119	$158,187

(1)	Includes fees for professional services rendered in connection with the audit of our financial statements for the fiscal years ended September 30, 2009 and September 30, 2008; and the reviews of the financial statements included in each of our quarterly reports on Form 10-Q during those fiscal years.

(2)	Consists of fees for consultations for financial accounting matters, including conducting due diligence in connection therewith.

(3)	Consists of fees for services rendered related to tax compliance, tax advice and tax consultations.

(4)	Consists of fees for retirement plan accounting and consulting services, approved non-audit service engagements and compliance examinations.

          The Audit Committee of our Board of Directors considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of Wipfli LLP.
          The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by our independent auditors. The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy. The Audit Committee reviews and, if appropriate, approves non-audit service engagements in accordance with the terms of such policy, taking into account the proposed scope of the non-audit services, the proposed fees for the non-audit services, whether the non-audit services are permissible under applicable law or regulation and the likely impact of the non-audit services on the independence of the independent auditors.
          Since the effective date of the Commission rules requiring pre-approval of non-audit services on May 6, 2003, each new engagement of our independent auditors to perform non-audit services has been approved in advance by the Audit Committee pursuant to the foregoing procedures.
Fiscal 2010 Independent Registered Public Accounting Firm
          Our Board of Directors, upon recommendation of our Audit Committee, will select our independent registered public accounting firm for the 2010 fiscal year. Wipfli LLP audited our financial statements for the fiscal year ended September 30, 2009. It is expected that a representative of Wiplfi LLP will be present at the Annual Meeting and will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.
Audit Committee Financial Expert
          Our Board of Directors has determined that at least one of the members of our Audit Committee qualifies as an “audit committee financial expert” as defined by the rules of the Commission. Brian R. Schilling qualifies as an “audit committee financial expert” based on his work experience and duties as the Managing Partner of Bauman Associates, Ltd., a certified public accounting firm.
EXECUTIVE OFFICERS
          The following table sets forth the name, age, current position and principal occupation and employment during the past five years of our executive officers who are not nominees for or incumbent directors:

Name	Age	Current Position	Other Positions
Timothy J. Cruciani	49	President of the Corporation and the Bank since October 1, 2009.	Executive Vice President of the Corporation from January 2005 to September 30, 2009; Mr. Cruciani joined the Bank in 1989. Mr. Cruciani oversees the operations of the Bank.

John D. Zettler	54	Chief Financial Officer of the Corporation and the Bank since 2002 and Senior Vice President of the Corporation and the Bank since 1997.	Mr. Zettler joined the Bank in 1980 and is generally responsible for overseeing the financial reporting process and human resources activity for the Bank.

Name	Age	Current Position	Other Positions
Rebecca M. Johnson	48	Senior Vice President Management Information Center/Accounting of the Corporation and the Bank since 2002.	Ms. Johnson joined the Bank in 1980 and is generally responsible for all computer/data processing and accounting activities associated with the Bank.
SECURITY OWNERSHIP
          The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of January 8, 2010 by (1) each director and named executive officer (as defined below), (2) all directors and executive officers as a group, and (3) each person or other entity known by us to beneficially own more than 5% of our outstanding Common Stock.
          The following table is based on information supplied to us by the directors, officers and shareholders described above. We have determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, the persons and entities included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared by spouses under applicable law. Shares of our Common Stock subject to options that are either currently exercisable or exercisable within 60 days of January 8, 2010 are treated as outstanding and beneficially owned by the option holder for the purpose of computing the percentage ownership of the option holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The table lists applicable percentage ownership based on 5,113,278 shares outstanding as of January 8, 2010.
          Unless otherwise indicated, the address for each person listed below is 2174 EastRidge Center, Eau Claire, Wisconsin 54701.

	Shares of Common	Percent of Common
	Stock Beneficially	Stock Beneficially
Name	Owned	Owned
Principal Shareholders:
Horowitz and Associates, Inc. (1)	518,361	10.1%
Friedlander & Co., Inc. (2)	399,516	7.8%

Directors and Executive Officers:
Richard McHugh (3)	207,812	4.1%
Thomas C. Kempen (4)	31,781	*
Brian R. Schilling (5)	14,695	*
David B. Westrate (6)	132,444	2.6%
Edward H. Schaefer (7)	900	*
James G. Cooley (8)	112,597	2.2%
Timothy J. Cruciani (9)	54,148	*
Rebecca M. Johnson (10)	26,409	*
John D. Zettler (11)	20,998	*
All directors (including nominees) and executive officers as a group (8 persons)	489,187	9.4%

*	Denotes less than 1%.

(1)	Horowitz and Associates, Inc. (“Horowitz”) filed a Schedule 13G on September 25, 2009, reporting that as of September 24, 2009, Horowitz was the beneficial owner of 518,361 shares of our Common Stock, with shared investment power over all 518,361 shares of our Common Stock. Horowitz’s address is 2610 Lake Cook Road, Riverwoods, IL 60015.

(2)	Friedlander & Co., Inc. and Theodore Friedlander III (collectively, “Friedlander”) filed a Schedule 13G dated February 9, 2009, reporting that as of December 31, 2008, Friedlander was the beneficial owner of 399,516 shares of our Common Stock, with shared investment power over 354,818 shares and sole voting power over 44,698 shares of our Common Stock. Friedlander’s address is 322 East Michigan Street, Suite 250, Milwaukee, WI 53202.

(3)	Consists of 34,048 shares of our Common Stock held by Mr. McHugh’s spouse (Mr. McHugh disclaims beneficial ownership of the shares held by his spouse), 159,524 shares of our Common Stock owned directly by Mr. McHugh and 14,240 shares of our Common Stock subject to stock options.

(4)	Consists of 17,541 shares of our Common Stock owned directly by Mr. Kempen and 14,240 shares of our Common Stock subject to stock options.

(5)	Consists of 455 shares of our Common Stock owned directly by Mr. Schilling and 14,240 shares of our Common Stock subject to stock options.

(6)	Consists of 100,485 shares of our Common Stock owned directly by Mr. Westrate, 14,240 shares of our Common Stock subject to stock options, 5,300 shares of our Common Stock held by Oakdale LLC (“Oakdale”), 9,553 shares of our Common Stock held by Scanton Street, LLP (“Scanton”) and 2,866 shares of our Common Stock held by Northshore Partnership Ltd. (“Northshore”). Under the rules of the Commission, Mr. Westrate may be deemed to have voting and dispositive power as to the shares held by each of Oakdale, Scanton and Northshore since Mr. Westrate is an officer, director and equity owner of each of such entities.

(7)	Consists of 900 shares of our Common Stock owned directly by Mr. Schaefer.

(8)	Consists of 19,106 shares of our Common Stock held by Mr. Cooley’s spouse (Mr. Cooley disclaims beneficial ownership of the shares held by his spouse) and 93,491 shares of our Common Stock owned directly by Mr. Cooley. Effective as of September 30, 2009, Mr. Cooley ceased serving as our President and Chief Executive Officer. Mr. Cooley will remain a director of Citizens until the Annual Meeting, at which time he will not stand for re-election to our Board.

(9)	Consists of 28,519 shares of our Common Stock owned directly by Mr. Cruciani and 25,629 shares of our Common Stock subject to stock options.

(10)	Consists of 15,018 shares of our Common Stock owned directly by Ms. Johnson and 11,391 shares of our Common Stock subject to stock options.

(11)	Consists of 9,607 shares of our Common Stock owned directly by Mr. Zettler and 11,391 shares of our Common Stock subject to stock options.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
          Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Commission initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of our equity securities on Form 4 or 5. The rules promulgated by the Commission under section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the Commission pursuant to section 16(a). Based solely upon a review of such forms actually furnished to us, and written representations of certain of our directors and executive officers that no forms were required to be filed, all directors, executive officers and 10% shareholders have filed with the Commission on a timely basis all reports required to be filed under section 16(a) of the Exchange Act during Fiscal 2009.
EXECUTIVE COMPENSATION
          The table below provides information for our last two fiscal years regarding compensation paid by the Corporation to the person who served as our principal executive officer in fiscal 2009, the person who served as our principal financial officer in fiscal 2009 and our two other most highly compensated executive officers based on their total compensation in fiscal 2009. The individuals listed in this table are referred to elsewhere in this proxy statement as the “named executive officers.”
Summary Compensation Table

						Nonqualified
						Deferred
Name and Principal	Fiscal			Option	Stock	Compensation	All Other
Position	Year	Salary	Bonus (1)	Awards (2)	Awards (3)	Earnings (4)	Compensation (5)	Total
Timothy J. Cruciani,	2009	$129,946	—	$11,151	$13,858	—	$34,045	$189,000
President	2008	$121,834	—	$17,257	$18,213	$7,240	$27,056	$191,600

John D. Zettler,	2009	$115,007	—	$4,957	$6,152	—	$29,900	$156,016
Chief Financial Officer	2008	$115,009	—	$7,670	$8,099	$9,809	$24,217	$164,804
and Senior Vice President

Rebecca M. Johnson,	2009	$99,679	—	$4,957	$6,152	—	$25,816	$136,604
Senior Vice President	2008	$99,679	—	$7,670	$8,099	$5,388	$20,886	$141,722
MIC and Accounting

James G. Cooley,	2009	$252,146	—	$6,163	$38,498	$239,995	$52,759	$589,561
former Chief Executive	2008	$252,955	—	$28,611	$50,580	$43,496	$42,968	$418,610
Officer and President (6)

Explanatory Notes for Summary Compensation Table:

1.	For fiscal years 2009 and 2008, the Compensation Committee decided not to award any bonus payments based on that fiscal year’s performance.

2.	These amounts reflect the dollar value of the compensation cost of all outstanding option awards recognized over the requisite service period, computed in accordance with FAS 123(R) (codified in FASB ASC 718-10) and, therefore, includes amounts from awards granted prior to the applicable fiscal year that vested in the applicable fiscal year. We calculated the fair value of option awards using the Black-Sholes option pricing model. For purposes of this calculation, the impact of forfeitures is excluded until they actually occur. The other assumptions made in valuing the option awards are included under the caption “Note 12 – Stock-Based Compensation Plans” in the Notes to our Consolidated Financial Statements in the fiscal year 2009 Annual Report on Form 10-K and such information is incorporated herein by reference.

3.	These amounts reflect the dollar value of the compensation cost of all outstanding restricted stock awards recognized over the requisite service period, computed in accordance with FAS 123(R) (codified in FASB ASC 718-10). The assumptions made in valuing the stock awards are included under the caption “Note 12 – Stock-Based Compensation Plans” in the Notes to our Consolidated Financial Statements in the fiscal year 2009 Annual Report on Form 10-K and such information is incorporated herein by reference.

4.	“Non-Qualified Deferred Compensation Earnings” includes for the applicable fiscal year the aggregate increase in the actuarial present value of each named executive officer’s accumulated benefit under our supplemental executive retirement plan, using the same assumptions and measurement dates used for financial reporting purposes with respect to our audited financial statements for the applicable fiscal year. See the caption “Note 10 – Retirement Plans” in the Notes to our Consolidated Financial Statements in the fiscal year 2009 Annual Report on Form 10-K and such information is incorporated herein by reference. Effective May 2009, we suspended accrual of benefits under the supplemental executive retirement plan, and effective as of September 30, 2009 each of Mr. Cruciani, Mr. Zettler and Ms. Johnson voluntarily terminated their participation in the plan and surrendered any benefit potentially owed them under the plan. The amount disclosed in the table with respect to Mr. Cooley shows the aggregate increase in the actuarial present value of Mr. Cooley’s potential benefit under the supplemental executive retirement plan during fiscal 2009 and fiscal 2008.

5.	The table below shows the components of this column, which include our match for each individual’s 401(k) plan contributions, the cost of premiums paid by us for term life insurance under which the named executive officer is a beneficiary, ESOP allocations and dividends on restricted stock awards.

		401(k)	Life	ESOP		Total “All Other
Name	Year	Match	Insurance	Allocations	Dividends	Compensation”
Timothy J. Cruciani	2009	$3,895	$371	$29,154	$615	$34,035
	2008	$3,655	$364	$22,012	$1,025	$27,056
John D. Zettler	2009	$3,450	$346	$25,831	$273	$29,900
	2008	$3,450	$345	$19,967	$455	$24,217
Rebecca M. Johnson	2009	$2,990	$286	$22,267	$273	$25,816
	2008	$2,990	$284	$17,137	$455	$20,886
James G. Cooley	2009	$6,758	$874	$43,418	$1,709	$52,759
	2008	$6,558	$849	$32,713	$2,848	$42,968

6. Effective September 30, 2009, Mr. Cooley ceased serving as our Chief Executive Officer and President.
Stock Awards
          During our fiscal year ended September 30, 2009, no stock options were granted and no awards of shares of restricted stock were made to any of our named executive officers.
Outstanding Equity Awards at Fiscal Year End
          The following table sets forth information on outstanding option and restricted stock awards held by the named executive officers at September 30, 2009, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and expiration date of each outstanding option and the number of share of shares of restricted stock held at fiscal year end that have not yet vested.

Option Awards
	Number of	Number of				Stock Awards
	Securities	Securities				Number of	Market Value of
	Underlying	Underlying				Shares or Units	Shares or Units
	Unexercised	Unexercised	Option	Option		of Stock That	of Stock That
	Options (#)	Options (#)	Exercise	Expiration		Have Not	Have Not Vested
Name	Exercisable	Unexercisable	Price ($)	Date		Vested (#)	($) (1)
Timothy J. Cruciani	20,503	5,126	7.04	02/24/15	(2)	2,050 (3)	9,738
John D. Zettler	9,113	2,278	7.04	02/24/15	(2)	911 (3)	4,327
Rebecca M. Johnson	9,113	2,278	7.04	02/24/15	(2)	911 (3)	4,327
James G. Cooley	—	—	—	—		—	—

(1)	Market value equals the closing market price of our common stock on September 30, 2009, which was $4.75, multiplied by the number of shares of restricted stock.

(2)	The common stock option vests pro rata over a five year period on each of February 4, 2006, February 4, 2007, February 4, 2008, February 4, 2009 and February 4, 2010.

(3)	The shares of restricted stock vest pro rata over a five year period on each of February 4, 2006, February 4, 2007, February 4, 2008, February 4, 2009 and February 4, 2010.
Employment Agreements
          Each of our named executive officers formerly signed an employment agreement with Citizens Community Federal. We had rolling three-year employment agreements with each of Mr. Zettler, Mr. Cruciani, and Ms. Johnson. Under these employment agreements, the salary levels for fiscal 2009 were $115,007, $129,946, and $99,679, respectively. The agreements also provided for equitable participation by the officers in our employee benefit plans. Effective as of December 7, 2009, with respect to each of Mr. Cruciani and Ms. Johnson, and effective as of December 14, 2009, with respect to Mr. Zettler, we terminated each of these employment agreements.
          Additionally, Citizens Community Federal entered into an employment agreement with our former Chief Executive Officer and President, James G. Cooley. This agreement also had a rolling three-year term and provided for equitable participation by Mr. Cooley in our employee benefit plans. Effective as of September 30, 2009, Mr. Cooley’s employment with us terminated and, accordingly, Mr. Cooley’s employment agreement terminated as of that date. On December 23, 2009, Mr. Cooley notified Citizens that he is seeking arbitration under the rules of the American Arbitration Association in connection with the termination of his employment agreement.
Post-Employment Compensation
          401(k) Plan Benefits
          Our executive officers are eligible to participate in our 401(k) plan on the same terms as our other employees. Our 401(k) plan is a qualified, tax-exempt savings plan with a cash or deferred feature qualifying under Section 401(k) of the Internal Revenue Code. All employees who have attained age 21 and completed twelve months of continuous employment, during which they worked at least 1,000 hours, are eligible to participate.
          Participants are permitted to make salary reduction contributions to the 401(k) plan of up to 100% of their salary, up to a maximum of $16,500 ($21,500 for employees over 50 years of age) for calendar year 2009 and 2010. We match each contribution in an amount equal to 150% of the participant’s 401(k) deferrals for the year up to 3% of their salary, provided the participant must contribute a minimum of 2% of his or her salary as a condition to receiving the matching contribution. All contributions made by participants are before-tax contributions. All participant contributions and earnings are fully and immediately vested. All matching contributions vest 20% per year over a five-year period commencing after one year of employment with us so that the contributions are vested 20% on the second anniversary of employment, 40% on the third anniversary of employment, 60% on the fourth anniversary of employment, 80% on the fifth anniversary of employment and 100% on the sixth anniversary of employment. However, in the event of retirement at age 65 or older, permanent disability or death, a participant will automatically become 100% vested in the value of all matching contributions and earnings thereon, regardless of the number of years of employment.
          Participants may invest amounts contributed to their 401(k) plan accounts in one or more investment options available under the 401(k) plan. Changes in investment directions among the funds are permitted on a periodic basis pursuant to procedures established by the plan administrator. Each participant receives a quarterly statement that provides information regarding, among other things, the market value of all investments and contributions made to the 401(k) plan on the participant’s behalf. All named executive officers in the Summary Compensation Table received 3% contributions during our last fiscal year.
          Supplemental Executive Retirement Plan
          We maintain a Supplemental Executive Retirement Plan (“SERP”), which provides benefits to certain key employees selected by the Compensation Committee upon retirement, including our named executive officers. This plan was established as an unfunded, non-contributory defined benefit under which we would pay supplemental pension benefits to certain key employees upon retirement. Benefits were based on a formula that includes a participants’ past and future earnings and years of service. Effective May 2009, we suspended the accrual of benefits to participants under the SERP and effective as of September 30, 2009 the SERP was terminated and each of Mr. Cruciani, Mr. Zettler and Ms. Johnson voluntarily surrendered any benefit potentially owed them under the plan. Accordingly, as of September 30, 2009 each of Mr. Cruciani, Mr. Zettler and Ms. Johnson had no accumulated benefit under the SERP.
          Employee Stock Ownership Plan
          The Bank established an employee stock ownership plan (the “ESOP”) in 2004 for employees of the Bank. The ESOP was continued during the second step conversion process in October of 2006. The ESOP plan borrowed funds from Citizens to purchase shares of our Common Stock. The interest rate payable on these loans is fixed at the prime rate of interest at the time the loans were made, and the shares of Common Stock purchased with loan proceeds serve as collateral for this loan. Shares purchased by the employee stock ownership plan with the proceeds of the loan are held in a suspense account. As the Bank repays those loans over a ten-year period, shares are released to participants’ accounts.
          In any plan year, we may make additional discretionary contributions for the benefit of plan participants in either cash or shares of our Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual shareholders, upon the original issuance of additional shares by us or upon the sale of our treasury shares. These purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions by the Bank. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.
          Shares released from the ESOP are allocated to each eligible participant’s employee stock ownership plan account based on the ratio of each such participant’s compensation to the total compensation of all eligible ESOP participants. Forfeitures are reallocated among remaining participating employees and may reduce any amount we might otherwise have contributed to the ESOP. The account balances of participants within the ESOP become 100% vested after five years of service. Credit for eligibility and vesting is given for years of service prior to adoption of the ESOP. In the case of a “change in control,” as defined in the ESOP, which triggers a termination of the ESOP, participants will become immediately fully vested in their account balances. Benefits are payable upon retirement or other separation from service. Our contributions to the employee stock ownership plan are not fixed, so benefits payable under the ESOP cannot be estimated.
          First Bankers Trust Company of Quincy, Illinois, serves as trustee of the ESOP. Under the employee stock ownership plan, the trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares are voted in the same ratio on any matter as those allocated shares for which instructions are given.
          During fiscal 2009, we made contributions to each named executive officer’s account in the ESOP in the amounts of $29,154, $25,831, $22,267 and $43,418 with respect to Mr. Cruciani, Mr. Zettler, Ms. Johnson and Mr. Cooley, respectively. Effective as of December 31, 2009, we terminated the ESOP and the allocated shares were merged into the 401(k) Plan. Any unallocated shares were restored to the status of authorized but unissued shares and are available for future issuance.
          Other Stock Benefit Plans
          At the discretion of our Compensation Committee, our executive officers are eligible to participate in our equity incentive plans, including Citizens Community Bancorp, Inc.’s 2004 Stock Option and Incentive Plan and the 2004 Recognition and Retention Plan. Eligible awards under these plans include, without limitation, stock options, stock appreciation rights, restricted stock and restricted stock units. Eligible participants under these plans include our directors, advisory directors, officers and other employees of Citizens Community Bancorp, Inc.

or Citizens Community Federal. Upon the death or disability of the participant or upon a change of control of Citizens Community Bancorp, Inc., these awards become 100% exercisable or vested.
DIRECTOR COMPENSATION
General Information
          Each of our non-employee directors, except our Chairman and Vice-Chairman, receives an annual retainer of $12,000. Our Chairman receives an annual retainer of $18,000 and our Vice-Chairman receives an annual retainer of $14,000. Additionally, each director receives $1,000 for each Board meeting attended. In addition to the foregoing amounts, the members of our Compensation Committee and Audit Committee each receive an additional annual retainer of $3,000. Moreover, the chairman of each of our Compensation Committee and Audit Committee receive an additional $500 per meeting for attendance at each meeting of the Compensation Committee and Audit Committee.
          We maintain a Director Retirement Plan, which is an unfunded, non-contributory defined benefit plan providing for supplemental pension benefits for our directors. Benefits are based on a formula that includes participants’ past and future earnings and years of service with Citizens. This retirement plan is administered by the Compensation Committee, which selects participants in the plan. Director McHugh is credited with one month of service under the plan for each month served since August 1, 2002. The remaining directors are credited with one month of service under the plan for every two months of service since August 1, 2002. The benefits under the plan are monthly payments for the lesser of 120 months or actual months of service under the plan, rounded up to the next full quarter end. All of the non-employee directors are participants in the plan. Director McHugh has quarterly benefits of $4,500 per quarter, and the remaining non-employee directors have quarterly benefits of $2,000 per quarter. Unless a vesting schedule is included in a participant’s plan agreement, each participating director is fully vested in the benefits under the plan upon executing the plan agreement. The benefits under the plan are unfunded and unsecured and are merely promised by Citizens. We are under no obligation to fund the plan in advance; however, if we chose to do so, such funded amounts would be automatically expensed at the time of funding. We accrue for the new liability based on a present value calculation. Benefits are expensed on a straight line basis over the remaining months until eligible retirement. Effective as of September 30, 2009, no director elected or selected (that was not an existing director as of such date) to become a director of Citizens after that date is eligible to participate in the Director Retirement Plan. All benefits owing our directors under this plan are vested. As of September 30, 2009, the accumulated present value of the benefit accrued under this plan for each of Mr. McHugh, Mr. Westrate, Mr. Kempen and Mr. Shilling was $183,464, $55,837, $60,660 and $39,582, respectively.
Director Summary Compensation Table
          The following table summarizes the director compensation for fiscal year 2009 for all of our non-employee directors. Mr. Cooley did not receive any additional compensation for his services as a director beyond the amounts previously disclosed in the Summary Compensation Table.

		Non-Qualified
		Deferred
	Fees Earned or	Compensation	Total
Name	Paid in Cash ($)	Earnings ($) (1)	($)
Richard McHugh	40,600	4,796	45,396
David B. Westrate	33,000	2,834	35,834
Thomas C. Kempen	32,000	215	32,215
Brian R. Shilling	31,000	8,081	39,582

(1)	“Non-Qualified Deferred Compensation Earnings” includes for the applicable fiscal year the aggregate increase in the actuarial present value of each named executive officer’s accumulated benefit under our Director Retirement Plan, using the same assumptions and measurement dates used for financial reporting purposes with respect to our audited financial statements for the applicable fiscal year. See the caption “Note 10 – Retirement Plans” in the Notes to our Consolidated Financial Statements in the fiscal year 2009 Annual Report on Form 10-K and such information is incorporated herein by reference. Effective as of September 30, 2009, no director elected or selected (that was not an existing director as of such date) to become a director of Citizens after that date is eligible to participate in the Director Retirement Plan.
TRANSACTIONS WITH RELATED PERSONS
          The Bank has a written policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Citizens, in accordance with the Bank’s underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.
ANNUAL REPORT TO THE SECURITIES AND EXCHANGE
COMMISSION ON FORM 10-K
          We are required to file an annual report, called a Form 10-K, with the Securities Exchange Commission. A copy of Form 10-K for the fiscal year ended September 30, 2009 will be made available, without charge, to any person entitled to vote at the Annual Meeting. Written request should be directed to John D. Zettler, Investor Relations, Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701.
SHAREHOLDER PROPOSALS
          Any shareholder who desires to submit a proposal for inclusion in our 2011 Proxy Statement in accordance with Rule 14a-8 must submit the proposal in writing to John D. Zettler, Investor Relations, Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701. We must receive a proposal by September 21, 2010 (120 days prior to the anniversary of the mailing date of this Proxy Statement) in order to consider it for inclusion in our 2011 Proxy Statement.
          Shareholder proposals that are not intended to be included in the proxy materials for our 2011 annual meeting, but that are to be presented by the shareholder from the floor are subject to advance notice provisions in our Bylaws. According to our Bylaws, in order to be properly brought before the meeting, a proposal not intended for inclusion in our proxy materials must be received at our principal offices after September 21, 2010 (120 days prior to the anniversary of the mailing date of this Proxy Statement) and before October 21, 2010 (90 days prior to the anniversary of the mailing date of this Proxy Statement), except with respect to director nominations. The notice must set forth the following: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of the shareholder proposing such business, as they appear on the Corporation’s books, and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class and number of shares of the Corporation’s capital stock that are beneficially owned or of record by such shareholder and beneficial owner; (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business; and (v) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
          Shareholder proposals related to director nominations under our Bylaws must be received at our principal offices not less than ninety (90) days prior to the date of the meeting; provided, however, that if less than one hundred (100) days’ notice or prior disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or otherwise transmitted or the day on which public announcement of the date of the meeting was first made by the Corporation, whichever shall first occur. The shareholder’s notice must comply with the same requirements for the notice described above for proposals other than in connection with director nominations, must be in writing and shall set forth: (a) as to each person whom such shareholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, or any successor rule or regulation, (b) as to the shareholder giving the notice: (i) the name and address of such shareholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such shareholder and such beneficial owner; (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder; (iv) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.
          If the notice does not comply with the requirements set forth in our Bylaws, the chairman of the meeting may refuse to acknowledge the matter. If the chairman of the meeting decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2011 Annual Meeting of Shareholders will have the right to exercise discretionary voting power with respect to such proposal.

OTHER MATTERS
          Our directors know of no other matters to be brought before the meeting. If any other matters properly come before the meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

BY ORDER OF THE BOARD OF DIRECTORS

Timothy J. Cruciani,
President
Eau Claire, Wisconsin
January 19, 2010

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY
		CITIZENS COMMUNITY BANCORP, INC.			Vote For	Vote Withheld
ANNUAL MEETING OF SHAREHOLDERS FEBRUARY 25, 2010, 4:00 P.M., LOCAL TIME			1.	The election as director of the nominee listed below. (except as marked to the contrary below).	☐	☐

      The undersigned hereby appoints Timothy J. Cruciani and Richard McHugh as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Citizens Community Bancorp, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders (“Meeting”), to be held at the Chippewa Falls branch office of Citizens Community Federal located at 427 West Prairie View Road, Chippewa Falls, Wisconsin, on Thursday, February 25, 2010, at 4:00 p.m., local time, and at any and all adjournments thereof. The Board of Directors recommends a vote “FOR” the listed proposals.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

     Should a director nominee be unable to serve as a director, an event that Citizens Community Bancorp, Inc. does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.
		4 0 1 K		Edward H. Schaefer
Instructions: To vote for the nominee, mark the box “FOR” with an “X”. To withhold your vote for the nominee, mark the box “VOTE WITHHELD” with an “X”.

			2.	Such other matters that may properly come before the Meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     This proxy may be revoked at any time before it is voted by delivering to the Secretary of Citizens Community Bancorp, Inc., on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Citizens Community Bancorp, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from Citizens Community Bancorp, Inc., prior to the execution of this proxy, the Notice of Annual Meeting, a Proxy Statement and Citizens Community Bancorp, Inc.’s 2009 Annual Report to Shareholders.

Please be sure to date and sign this proxy card in the box below.	Date

Shareholder sign above	Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided. CITIZENS COMMUNITY BANCORP, INC.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
     Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

Proxy Materials are available on-line at:
https://www.cfpproxy.com/6089
6089

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY
		CITIZENS COMMUNITY BANCORP, INC.		Vote For	Vote Withheld
ANNUAL MEETING OF SHAREHOLDERS FEBRUARY 25, 2010, 4:00 P.M., LOCAL TIME		1.	The election as director of the nominee listed below. (except as marked to the contrary below).	☐	☐

      The undersigned hereby appoints Timothy J. Cruciani and Richard McHugh as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Citizens Community Bancorp, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders (“Meeting”), to be held at the Chippewa Falls branch office of Citizens Community Federal located at 427 West Prairie View Road, Chippewa Falls, Wisconsin, on Thursday, February 25, 2010, at 4:00 p.m., local time, and at any and all adjournments thereof. The Board of Directors recommends a vote “FOR” the listed proposals.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

     Should a director nominee be unable to serve as a director, an event that Citizens Community Bancorp, Inc. does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.
Edward H. Schaefer
Instructions: To vote for the nominee, mark the box “FOR” with an “X”. To withhold your vote for the nominee, mark the box “VOTE WITHHELD” with an “X”.

		2.	Such other matters that may properly come before the Meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     This proxy may be revoked at any time before it is voted by delivering to the Secretary of Citizens Community Bancorp, Inc., on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Citizens Community Bancorp, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from Citizens Community Bancorp, Inc., prior to the execution of this proxy, the Notice of Annual Meeting, a Proxy Statement and Citizens Community Bancorp, Inc.’s 2009 Annual Report to Shareholders.

Please be sure to date and sign this proxy card in the box below.	Date

Shareholder sign above	Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided. CITIZENS COMMUNITY BANCORP, INC.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
     Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

Proxy Materials are available on-line at:
https://www.cfpproxy.com/6089
6089